                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               SEPTEMBER 17, 1996
                               ------------------

                          TEXAS EQUIPMENT CORPORATION
                          ---------------------------
                   (FORMERLY, MARINEX MULTIMEDIA CORPORATION)
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)


                            Commission File Number:
                                   33-47921-A
                                   ----------


                                   62-1459870
                                   ----------
                      (IRS Employer Identification Number)


                                C/O PAUL CONDIT
                                ---------------
                               1305 HOBBS HIGHWAY
                               ------------------
                               SEMINOLE, TX 79360
                               ------------------

                    (Address of principal executive offices)

                                  915-758-3643
                                  ------------
              (Registrant's telephone number, including area code)

         Item 1.  Changes in Control of Registrant.

                 None. See previous Form 8-K.

         Item 2.  Acquisition or Disposition of Assets.

         A.               Not applicable. See previous 8-K

         Item 3.          Bankruptcy or Receivership.  Not applicable.

         Item 4.          Changes in Registrant's Certifying Accountant.

                          Not Applicable.

         Item 5.          Other Events.

                 On September 17, 1996, the Company issued a press release setting forth the signing of an Acquisition Agreement under the terms of which the Company acquired Texas Equipment Co., Inc.

                 As of October 7, 1996, the Company changed its name to "Texas Equipment Corporation". The symbol was changed from "MRNX" to "TEXQ".

         Item 6.          Resignations of Registrant's Directors.

                          Not applicable.

         Item 7.          Financial Statements and Exhibits.

                 A. Financial Statements of Business Acquired. The Financial Statements are included herewith.

                 B. Proforma Financial Information. The Financial Statements are included herewith.

                 C.       Exhibits.

                          1. Report of Independent Certified Public Accountants of Killman, Murrell & Company dated November 11, 1996 and accompanying Financial Statements and Schedules, located at F-2.

         Item 8.          Change in Fiscal Year.  Not Applicable.

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TEXAS EQUIPMENT CORPORATION




                                        By: /s/ Paul Condit
                                           -------------------------------------
                                           Paul Condit
                                           President

         Date: November 18, 1996

                               TABLE OF CONTENTS


                                                                                                                     Page
                                                                                                                     ----
Report of Independent Certified Public Accountants                                                                    F-2

Balance Sheets                                                                                                        F-3

Statements of Operations                                                                                              F-5

Statements of Stockholders' Equity                                                                                    F-6

Statements of Cash Flow                                                                                               F-7

Notes to Financial Statements                                                                                         F-9

Financial Schedules                                                                                                  F-22

     Schedule I - Consolidat ing Balance Sheet, December 31, 1995                                                    F-23
     Schedule II - Consolidating Statement of Operations, Year Ended December 31, 1995                               F-25
     Schedule III - Consolidating Balance Sheet, September 30, 1996 (Unaudited)                                      F-26
     Schedule IV - Consolidating Statement of Operations, Nine Months Ended
         September 30, 1996 (Unaudited)                                                                              F-28

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors and Stockholders
Texas Equipment Co., Inc.
1305 Hobbs Highway
Seminole, Texas 79360


We have audited the accompanying balance sheets of Texas Equipment Co., Inc. as of December 31, 1995 and 1994, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Texas Equipment Co., Inc. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The consolidating financial statements included on Schedules I and II are presented for the purpose of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


KILLMAN, MURRELL AND COMPANY, P.C.

Odessa, Texas
November 11, 1996

                           TEXAS EQUIPMENT CO., INC.

                                 BALANCE SHEETS

                                     ASSETS


                                                                DECEMBER 31,
                                                         --------------------------            SEPTEMBER 30,
                                                            1994            1995                   1996
                                                         ----------      ----------            -------------
                                                                                                (Unaudited)
CURRENT ASSETS
   Cash and Temporary Cash Investments                   $  508,463      $  250,031             $ 1,221,060
   Accounts Receivable -
      Trade                                                 261,116         213,777                 738,359
      Employees and Other                                    24,043          14,051                  20,889
   Inventories, at the lower of cost (principally
      specific identification and
      average cost) or market value - Note 2              6,003,182       6,439,238               7,272,077
                                                         ----------      ----------             -----------

              TOTAL CURRENT ASSETS                        6,796,804       6,917,097               9,252,385
                                                         ----------      ----------             -----------

LAND, BUILDINGS AND
   EQUIPMENT, at cost - Note 3                            1,761,131       2,182,355               2,125,413
   Less Accumulated Depreciation                           (569,109)       (737,475)               (804,985)
                                                         ----------      ----------             -----------

              NET LAND, BUILDINGS AND
                EQUIPMENT                                 1,192,022       1,444,880               1,320,428
                                                         ----------      ----------             -----------

OTHER ASSETS
   Finance Receivables - Note 4                             492,824         693,674                 839,694
   Cash Surrender Value of Insurance                        200,986         228,550                 240,939
   Other Assets                                              83,885          73,585                 109,305
   Goodwill, net of accumulated
      amortization of $28,604,
      $41,318, and $50,853,
      respectively                                          162,094         149,380                 139,845
   Related Party Receivables                                118,525         117,542                 132,018
                                                         ----------      ----------             -----------

              TOTAL OTHER ASSETS                          1,058,314       1,262,731               1,461,801
                                                         ----------      ----------             -----------

TOTAL ASSETS                                             $9,047,140      $9,624,708             $12,034,614
                                                         ==========      ==========             ===========




                         The accompanying notes are an
                  integral part of these financial statements.
                                  (Continued)

                           TEXAS EQUIPMENT CO., INC.

                                 BALANCE SHEETS
                                  (CONTINUED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY



                                                                    DECEMBER 31,
                                                              -----------------------          SEPTEMBER 30,
                                                                 1994         1995                 1996
                                                              ----------   ----------          -------------
                                                                                                (Unaudited)
CURRENT LIABILITIES
   Notes Payable - Note 8                                     $   91,914   $  300,000           $   300,000
   Current Maturities of
      Long-Term Debt - Note 9                                    680,979      271,447               267,130
   Accounts Payable Trade -
      John Deere Company                                       2,261,094    3,096,801             3,769,240
      Other                                                      576,234      436,952               854,419
   Accrued Expenses - Note 10                                    353,065      308,226               422,057
   Customer Deposits                                              54,966            -                72,035
   Deferred Tax Liability - Note 7                               423,300      377,300               377,300
                                                              ----------   ----------           -----------

              TOTAL CURRENT LIABILITIES                        4,441,552    4,790,726             6,062,181
                                                              ----------   ----------           -----------

LONG-TERM DEBT, net of current
   maturities - Note 9                                         1,438,889    1,195,378               974,430

DEFERRED TAX LIABILITY - Note 7                                  104,800      152,000               152,000

COMMITMENTS AND CONTINGENCIES -
   Notes 4, 6, 11 and 12                                               -            -                     -
                                                              ----------   ----------           -----------

              TOTAL LIABILITIES                                5,985,241    6,138,104             7,188,611
                                                              ----------   ----------           -----------

STOCKHOLDERS' EQUITY
   Preferred Stock, No Par Value.
      Authorized 3,000,000; Issued
      and Outstanding 424,999 in 1994 and
      596,305 in 1995 and 1996                                   424,999      596,305               596,305
   Common Stock, No Par Value.
      Authorized 1,000,000; Issued and
      Outstanding 100,000                                        100,000      100,000               100,000
   Paid in Capital                                                     -            -               927,613
   Retained Earnings                                           2,633,377    2,886,776             3,318,562
                                                              ----------   ----------           -----------
                                                               3,158,376    3,583,081             4,942,480

          Less Treasury Shares - 40,000
            Shares of Common Stock, at cost                      (96,477)     (96,477)              (96,477)
                                                              ----------   ----------           -----------

              TOTAL STOCKHOLDERS' EQUITY                       3,061,899    3,486,604             4,846,003
                                                              ----------   ----------           -----------
TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY                                                     $9,047,140   $9,624,708           $12,034,614
                                                              ==========   ==========           ===========

                         The accompanying notes are an
                  integral part of these financial statements.

                           TEXAS EQUIPMENT CO., INC.

                           STATEMENTS OF OPERATIONS




                                                      YEARS ENDED
                                                      DECEMBER 31,                       NINE MONTHS ENDED
                                             -----------------------------                 SEPTEMBER 30,
                                                1994              1995                         1996
                                             -----------       -----------               -----------------
                                                                                            (Unaudited)
REVENUES                                     $20,964,570       $25,031,608                  $19,507,714

COST OF REVENUES                              18,046,846        21,648,257                   16,949,797
                                             -----------       -----------                  -----------

          GROSS PROFIT                         2,917,724         3,383,351                    2,557,917

SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES
      Commissions, Salaries, and
          Employee Benefits                    1,647,859         1,821,616                    1,080,664
      Amortization and Depreciation              173,418           181,080                      114,651
      Collection and Bad Debt Expense             84,998           139,505                       70,696
      Other Operating Expenses                   873,578           793,698                      679,771
                                             -----------       -----------                  -----------
          Total Selling, General and
              Administrative Expenses          2,779,853         2,935,899                    1,945,782
                                             -----------       -----------                  -----------

OTHER INCOME (EXPENSE)
   Interest Income                               187,720           181,008                      110,974
   Interest Expense                             (237,212)         (243,122)                     (75,792)
   Other Income                                   14,680            31,355                       15,566
                                             -----------       -----------                  -----------

INCOME BEFORE INCOME TAXES                       103,059           416,693                      662,883

INCOME TAXES - Note 7                             44,428           163,294                      231,097
                                             -----------       -----------                  -----------

NET INCOME                                   $    58,631       $   253,399                  $   431,786
                                             ===========       ===========                  ===========





                         The accompanying notes are an
                  integral part of these financial statements.

                           TEXAS EQUIPMENT CO., INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1995
            AND THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)





                                      PREFERRED STOCK        COMMON STOCK                                              TOTAL
                                    -------------------   ------------------    PAID IN    RETAINED      TREASURY   STOCKHOLDERS'
                                    SHARES      AMOUNT     SHARES    AMOUNT     CAPITAL    EARNINGS       SHARES       EQUITY
                                    -------    --------   -------   --------    --------  ----------     --------   -------------
Balance, December 31, 1993          224,910    $224,910   100,000   $100,000    $      -  $2,574,746     $(96,477)   $2,803,179

   Stock Bonus Plan Issuance        200,089     200,089         -          -           -           -            -       200,089

   Net Income                             -           -         -          -           -      58,631            -        58,631
                                    -------    --------   -------   --------    --------  ----------     --------    ----------

Balance, December 31, 1994          424,999     424,999   100,000    100,000           -   2,633,377      (96,477)    3,061,899

   Stock Bonus Plan Issuance        171,306     171,306         -          -           -           -            -       171,306

   Net Income                             -           -         -          -           -     253,399            -       253,399
                                    -------    --------   -------   --------    --------  ----------     --------    ----------

Balance, December 31, 1995          596,305     596,305   100,000    100,000           -   2,886,776      (96,477)    3,486,604

   Parent Company Contribution-
      September 17, 1996                  -           -         -          -     927,613           -            -       927,613

   Net Income (Unaudited)                 -           -         -          -           -     431,786            -       431,786
                                    -------    --------   -------   --------    --------  ----------     --------    ----------

Balance, September 30, 1996         596,305    $596,305   100,000   $100,000    $927,613  $3,318,562     $(96,477)   $4,846,003
    (Unaudited)                     =======    ========   =======   ========    ========  ==========     ========    ==========





                         The accompanying notes are an
                  integral part of these financial statements

                           TEXAS EQUIPMENT CO., INC.

                            STATEMENTS OF CASH FLOWS


                                                                    YEARS ENDED
                                                                    DECEMBER 31,          NINE MONTHS ENDED
                                                            --------------------------       SEPTEMBER 30,
                                                                1994            1995             1996
                                                            -----------      ---------    -----------------
                                                                                              (Unaudited)
CASH FLOW FROM OPERATING ACTIVITIES
   Net Income                                               $    58,631      $ 253,399        $  431,786
   Adjustments to Reconcile Net Income
      to Net Cash from Operating Activities
          Amortization and Depreciation                         173,418        181,080           114,651
          Loss on Disposal of Assets                             11,728              -             3,502
          Deferred Taxes                                        (92,800)         1,200                 -
          Increase in Finance Receivable                        (97,073)      (200,850)         (146,020)
          Increase in Preferred Stock                           200,089        171,306                 -
   Changes in Current Assets and Liabilities
          (Increase) Decrease in Accounts
              Receivable                                        445,455         57,331          (531,420)
          (Increase) Decrease in Inventories                  1,002,860       (436,056)         (832,839)
          Increase (Decrease) in Accounts
              Payable                                        (2,179,130)       696,425         1,089,906
          Increase (Decrease) in Accrued
              Liabilities                                       (14,835)       (44,839)          113,831
          Increase (Decrease) in Customer
              Deposits                                           52,368        (54,966)           72,035
                                                            -----------      ---------        ----------

                 NET CASH FLOW PROVIDED
                   (USED) BY OPERATING
                   ACTIVITIES                                  (439,289)       624,030           315,432
                                                            -----------      ---------        ----------

CASH FLOW FROM INVESTING ACTIVITIES
   Purchases of Land, Buildings and Equipment                  (152,895)      (421,224)          (30,336)
   Proceeds from Sale of Equipment                               47,214              -            46,170
   Increase in Cash Surrender Value of Insurance                (28,579)       (27,564)          (12,389)
   (Increase) Decrease in Related Party Receivables             (66,999)           983           (14,476)
   (Increase) Decrease in Other Assets                          (80,540)        10,300           (35,720)
                                                            -----------      ---------        ----------

              NET CASH FLOWS (USED) BY
                INVESTING ACTIVITIES                           (281,799)      (437,505)          (46,751)
                                                            -----------      ---------        ----------





                         The accompanying notes are an
                  integral part of these financial statements.
                                  (Continued)

                           TEXAS EQUIPMENT CO., INC.

                            STATEMENTS OF CASH FLOWS
                                  (CONTINUED)



                                                                      YEARS ENDED
                                                                      DECEMBER 31,                      NINE MONTHS ENDED
                                                            -----------------------------                  SEPTEMBER 30,
                                                                1994              1995                         1996
                                                            -----------       -----------               -----------------
                                                                                                            (Unaudited)
CASH FLOW FROM FINANCING ACTIVITIES
   Proceed from Note Borrowings                               2,048,243         1,203,569                      410,279
   Repayment of Note Borrowings                              (1,150,704)       (1,648,526)                    (635,544)
   Capital Contribution                                               -                 -                      927,613
                                                            -----------       -----------                   ----------

      Net Cash Flow Provided (Used) By
          Financing Activities                                  897,539          (444,957)                     702,348
                                                            -----------       -----------                   ----------

NET INCREASE (DECREASE) IN CASH                                 176,451          (258,432)                     971,029

CASH AT THE BEGINNING OF THE PERIOD                             332,012           508,463                      250,031
                                                            -----------       -----------                   ----------

CASH AT THE END OF THE PERIOD                               $   508,463       $   250,031                   $1,221,060
                                                            ===========       ===========                   ==========

SUPPLEMENTAL DISCLOSURES OF
   CASH FLOW INFORMATION

   Cash Paid During the Period For:
      Interest Expense                                      $   238,576       $   199,549                   $   87,484
                                                            ===========       ===========                   ==========

      Income Taxes                                          $   225,533       $    33,240                   $  203,699
                                                            ===========       ===========                   ==========





                         The accompanying notes are an
                  integral part of these financial statements.

                           TEXAS EQUIPMENT CO., INC.

                         NOTES TO FINANCIAL STATEMENTS
              (INCLUDING NOTES APPLICABLE TO THE UNAUDITED PERIOD)

                           DECEMBER 31, 1994 AND 1995

NOTE 1:  NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Texas Equipment Co., Inc. ("TEC"), a Texas corporation, is a retailer of John Deere and other agricultural equipment with its headquarters in Seminole, Texas. TEC's market area is approximately one hundred (100) square miles surrounding Seminole, Texas, which includes large tracts of lands in the South Plains of Texas and in Eastern New Mexico. In excess of ninety percent (90%) of equipment sales are made to customers participating in agriculture; therefore, TEC has a concentration of customers in a geographic area and in a single industry and is tied to a sole supplier (John Deere) for a significant portion of its new equipment purchases.

The summary of significant accounting policies of TEC is presented to assist in understanding TEC's financial statements. The financial statements and notes are representations of TEC's management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventories

Inventories are stated at the lower of cost or market value. Cost is determined using the specific identification method for new and used agricultural equipment and average cost for parts.

Buildings and Equipment

Depreciation of buildings and equipment is provided principally on the straight-line method using estimated useful lives ranging from five to forty years.

Major renewals and betterments are added to the property accounts while the cost of repairs and maintenance is charged to operating expenses in the period incurred. Cost of assets retired or otherwise disposed of and the applicable accumulated depreciation are removed from the accounts, and the resultant gain or loss, if any, is reflected in operations.

Cash Surrender Value of Insurance

The insurance policies carried on the lives of current and former officers of TEC had a face value of $1,800,000 at December 31, 1995 and September 30, 1996. Borrowings against the cash surrender values as of these dates were $170,104 and $181,240, respectively.

Goodwill Amortization

Goodwill is being amortized on a straight-line basis over a period of fifteen
(15) years.




                                  (Continued)

                           TEXAS EQUIPMENT CO., INC.

                         NOTES TO FINANCIAL STATEMENTS
              (INCLUDING NOTES APPLICABLE TO THE UNAUDITED PERIOD)

                           DECEMBER 31, 1994 AND 1995

NOTE 1: NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Finance Receivables

TEC has entered into retail finance agreements with two credit corporations whereby TEC's customers can finance selected purchases from TEC, and TEC guarantees a portion of the financed balance. A portion of the financed balance is not remitted to TEC but is held by the finance companies to insure the payment of amounts financed. At such time as the amounts are repaid to the credit corporation, the withheld amounts may be remitted to TEC.

John Deere Payable

John Deere Company provides various inventory financing arrangements for its dealers, and, at times the payment terms extended beyond a twelve month period; however, all amounts due the John Deere Company are reflected as current liabilities since the debt was incurred to acquire inventory.

Income Taxes

TEC records income tax expense using the liability method of accounting for deferred income taxes. Under the liability method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement and income tax bases of TEC's assets and liabilities. An allowance is recorded when it is more likely than not that any or all of a deferred tax asset will not be realized. The provision for income taxes includes taxes currently payable plus the net change during the year in deferred tax assets and liabilities recorded by TEC.

Concentration of Credit Risk

TEC places its cash and temporary cash investments with high credit quality financial institutions. At times such investments may be in excess of FDIC insurance limits. At December 31, 1995 and September 30, 1996, the deposit exceeding FDIC insurance limits were $758,000 and $1,653,000, respectively.

Fair Value of Financial Instruments

Unless otherwise indicated, the fair values of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

Capital Stock

TEC's articles of incorporation provide for the following stock issues:

     -   Two classes of common stock with no par value
         -   One million (1,000,000) authorized voting common shares
         -   One million (1,000,000) authorized non-voting common shares

     - Three million (3,000,000) authorized, no par value, non-voting preferred shares, with a dividend rate of six percent (6%) per annum, noncumulative





                                  (Continued)

                           TEXAS EQUIPMENT CO., INC.

                         NOTES TO FINANCIAL STATEMENTS
              (INCLUDING NOTES APPLICABLE TO THE UNAUDITED PERIOD)

                           DECEMBER 31, 1994 AND 1995


NOTE 1: NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

At December 31, 1994 and 1995, and September 30, 1996, TEC had issued no non-voting common shares and the Board of Directors of TEC had not declared dividends on the non-voting preferred stock.

Cash Flow Statement

TEC considers cash and temporary cash investments as cash equivalents for purposes of the statement of cash flows.

NOTE 2:  INVENTORIES

At December 31, 1994 and 1995, and September 30, 1996 (unaudited) inventories consisted of:

                                   1994              1995              1996
                               -----------       -----------        -----------
                                                                    (Unaudited)
     New Equipment             $ 3,051,095       $ 3,301,682        $ 3,327,106
     Used Equipment              1,197,708         1,426,894          2,335,095
     Parts                       1,754,379         1,710,662          1,609,876
                               -----------       -----------        -----------
                               $ 6,003,182       $ 6,439,238        $ 7,272,077
                               ===========       ===========        ===========


Substantially all of the inventories are pledged as security for accounts payable to John Deere or various notes payable.

NOTE 3:  LAND, BUILDINGS AND EQUIPMENT

At December 31, 1994 and 1995, and September 30, 1996 (unaudited), land, buildings and equipment consisted of:


                                        1994              1995               1996
                                     ----------        ----------         -----------
                                                                          (Unaudited)
     Land and Buildings              $  853,590        $1,146,818         $1,159,411
     Vehicles                           435,548           435,548            348,271
     Furniture and Fixtures             282,996           383,032            394,869
     Equipment and Tools                188,997           216,957            222,862
                                     ----------        ----------         ----------
                                      1,761,131         2,182,355          2,125,413
     Less Accumulated Depreciation     (569,109)         (737,475)          (804,985)
                                     ----------        ----------         ----------
             Net                     $1,192,022        $1,444,880         $1,320,428
                                     ==========        ==========         ==========

      Depreciation Expense           $  160,705        $  168,366         $  105,116
                                     ==========        ==========         ==========

                           TEXAS EQUIPMENT CO., INC.

                         NOTES TO FINANCIAL STATEMENTS
              (INCLUDING NOTES APPLICABLE TO THE UNAUDITED PERIOD)

                           DECEMBER 31, 1994 AND 1995

NOTE 4:  FINANCE RECEIVABLES

At December 31, 1994 and 1995, and September 30, 1996 (unaudited), the finance receivables were as follows:

                                 1994              1995               1996
                               ---------         ---------         -----------
                                                                   (Unaudited)
     John Deere Credit         $ 310,667         $ 462,817          $ 634,527
     Agricredit Acceptance       182,157           230,857            205,167
                               ---------         ---------          ---------
                               $ 492,824         $ 693,674          $ 839,694
                               =========         =========          =========


The applicable outstanding financed balances for each program were as follows:

                                   1994              1995              1996
                               -----------       -----------        -----------
                                                                    (Unaudited)
     John Deere Credit         $21,735,745       $24,459,979        $21,823,102
     Agricredit Acceptance       5,363,557         5,144,230          4,216,035
                               -----------       -----------        -----------
                               $27,099,302       $29,604,209        $26,039,137
                               ===========       ===========        ===========


In accordance with credit agreements, these finance companies withhold one percent (1%) of each financed contract accepted from TEC. When the finance company experiences a loss on a contract, the loss is charged against TEC's finance receivable. TEC's credit risk is limited to the finance receivables; however, on an annual basis, the finance receivable is compared to the total outstanding credit balances and if the finance receivable is greater than the required amount (3% to 4% of outstanding credit balance), the overage may be remitted to TEC.

NOTE 5:  EMPLOYEE BENEFIT PLANS

Effective January 1, 1993, TEC adopted its "Stock Bonus Plan" (the "Plan"). Contributions to the Plan are at the discretion of the employer subject to certain limitations imposed by the federal tax code. The Plan covers substantially all full time employees and the covered employees become vested in the employer's contribution at the rate of twenty percent (20%) per year after three years of service. TEC's shareholders authorized the issuance of preferred stock in 1993 for the exclusive use in funding the Plan. Contributions to the Plan aggregated $200,089 and $171,306 in 1994 and 1995, respectively.

In March, 1994, TEC adopted a flexible health benefit plan (a cafeteria plan) which covers substantially all full time employees on the 90th day following commencement of employment. The health benefit plan is a minimum funded plan with specific and aggregate stop loss insurance provided for to limit the overall exposure to TEC. The specific stop loss is $20,000 per employee at December 31, 1995 and September 30, 1996. The expense associated with the health benefit plan aggregated $18,142 and $208,346 for 1994 and 1995, respectively.

On September 20, 1994, TEC adopted the "TEXAS EQUIPMENT COMPANY, INC. 401(K) PLAN" (the "401(k) Plan") which covers all employees that have attained the age of twenty-one (21) years and have one year of service. Contributions by TEC are discretionary, and TEC has made no contributions to the 401(k) Plan from inception to September 30, 1996.

                           TEXAS EQUIPMENT CO., INC.

                         NOTES TO FINANCIAL STATEMENTS
              (INCLUDING NOTES APPLICABLE TO THE UNAUDITED PERIOD)

                           DECEMBER 31, 1994 AND 1995

NOTE 6:  DEALER AGREEMENTS

TEC has entered into the following dealer agreements with the John Deere
Company:

      -   John Deere Agricultural Dealer Agreement

      -   John Deere Commercial Products Dealer Agreement

      -   John Deere Lawn and Garden Dealer Agreement

      -   John Deere Lawn and Grounds Care Sales Center Agreement

      -   John Deere Agricultural Dealer Leasing Agreement

      -   John Deere Agricultural Dealer Finance Agreement


These dealer agreements can be, in general, terminated by the death of the major shareholder of TEC, close out or sale of a substantial portion of TEC's business, default by TEC under any chattel mortgage or other security agreement with the John Deere Company, TEC receiving a written termination notice from John Deere Company at least one hundred eighty (180) days prior to the effective date of notification, or mutual consent of TEC and John Deere Company.

For the years ended December 31, 1994 and 1995, sales of John Deere new equipment, parts and warranty services aggregated 46% and 55% of total revenue, respectively.

In addition, TEC has the following dealer agreements in effect:

      -   Farm Plan - FPC Financial

      -   K-Imports, Inc.

      -   Wil-Rich, a division of TIC United Corp.

      -   Yetter Manufacturing Company

      -   Hardi Inc.

      -   NEDA Financial, Ltd., L.P.

      -   West Texas Lee Co., Inc.

      -   AGCO Marketing Group





                                  (Continued)

                           TEXAS EQUIPMENT CO., INC.

                         NOTES TO FINANCIAL STATEMENTS
              (INCLUDING NOTES APPLICABLE TO THE UNAUDITED PERIOD)

                           DECEMBER 31, 1994 AND 1995

NOTE 6:  DEALER AGREEMENTS (CONTINUED)

These agreements include various provisions, including the guaranty of payment by TEC and termination clauses. The agreement with FPC Financial (the "Farm Plan") provides TEC a method to collect accounts receivables for parts, service and small whole good sales in three days; however, TEC has guaranteed the repayment to FPC Finance for its customers included under the merchant authorized and special guaranty farm plan programs. At December 31, 1995 and September 30, 1996, TEC was contingently liable under these programs in the amount of $109,752 and $83,145, respectively.

NOTE 7:  INCOME TAXES

At December 31, 1994 and 1995, the income tax expense (benefit) consists of the following components:

                                            1994                  1995
                                          --------              --------
         Current                          $137,228              $162,094
         Deferred                          (92,800)                1,200
                                          --------              --------
             Total Income Expense         $ 44,428              $163,294
                                          ========              ========


The following reconciles income tax expense reported in the statements of operations to income taxes that would be obtained by applying the statutory tax rate (34%) to income before income taxes:

                                             1994                1995
                                           --------            --------
     Expected Income Tax Expense
         at 34%                            $ 35,040            $141,676

     Officers' Insurance                      4,597               8,677
     Penalties and Other                      4,791              12,941
                                           --------            --------
                                           $ 44,428            $163,294
                                           ========            ========

The deferred tax liability in the accompanying balance sheets consists of the following components:

      Current                                1994                1995
                                                               --------
          Inventories                      $407,300            $430,300
          Other Deferred Liabilities         84,400              32,600
          Other Deferred Assets             (68,400)            (85,600)
                                           --------            --------
              Total Current                 423,300             377,300
                                           --------            --------

      Long-Term
          Accumulated Depreciation           51,700              55,600
          Goodwill Amortization              39,200              50,800
          Other                              13,900              45,600
                                           --------            --------
              Total Long-Term               104,800             152,000
                                           --------            --------
              Total                        $528,100            $529,300
                                           ========            ========

                           TEXAS EQUIPMENT CO., INC.

                         NOTES TO FINANCIAL STATEMENTS
              (INCLUDING NOTES APPLICABLE TO THE UNAUDITED PERIOD)

                           DECEMBER 31, 1994 AND 1995

NOTE 8:  NOTES PAYABLE

A summary of notes payable at December 31, 1994 and 1995, and September 30, 1996 (unaudited), is as follows:

                                                                     1994             1995                 1996
                                                                     ----             ----                 ----
                                                                                                        (Unaudited)
Note payable to a credit corporation,                              $ 41,089         $      -             $      -
payable in monthly installments of $1,700, due
March 1, 1995, secured by equipment

10% note payable to a bank, payable on demand                        50,825                -                    -
and if no demand made, February 10, 1995,
secured by inventory, accounts receivable,
and equipment

11.25% note payable to a bank, payable on demand                          -          300,000              300,000
or if no demand is made then $100,000 principal
reduction at December 15, 1996, secured
by equipment, vehicles, and company stock
                                                                   --------         --------             --------

                                                                   $ 91,914         $300,000             $300,000
                                                                   ========         ========             ========

NOTE 9:  LONG-TERM DEBT

A summary of long-term debt at December 31, 1994 and 1995, and September 30, 1996 (unaudited), is as follows:

                                                                     1994             1995                 1996
                                                                     ----             ----                 ----
                                                                                                        (Unaudited)
9.9% note payable to a credit corporation,                         $ 18,368         $  6,427             $      -
payable in two installments of $5,700 before
November 1, 1993 and monthly installments of
$1,102 including interest due June 1, 1996, secured
by equipment

9.9% note payable to a credit corporation                            72,142            5,876                    -
payable in monthly installments of $4,439 including
interest due January 1, 1996, secured by equipment

12% note payable to an individual payable in two annual               4,500                -                    -
installments of $5,000 and $4,500, respectively, plus
interest, due January 5, 1995, secured by equipment


                                  (Continued)

                           TEXAS EQUIPMENT CO., INC.

                         NOTES TO FINANCIAL STATEMENTS
              (INCLUDING NOTES APPLICABLE TO THE UNAUDITED PERIOD)

                           DECEMBER 31, 1994 AND 1995


NOTE 9:  LONG-TERM DEBT (Continued)

                                                                     1994             1995                 1996
                                                                     ----             ----                 ----
                                                                                                        (Unaudited)
6.5% note payable to a bank, payable upon demand                   $200,000         $      -             $      -
or if no demand on June 17, 1995, secured by equipment

9.9% note payable to a credit corporation,                           11,660                -                    -
payable in monthly installments of $405, including
interest, due October 15, 1997, secured by equipment

8.4% note payable to a credit corporation, payable in                29,430           26,044               14,671
monthly installments of $619, including interest, due
December 1, 1998, secured by equipment

10.4% variable interest rate note payable to a credit                 1,113                -                    -
corporation, payable in monthly installments of $564,
including interest, due June 1, 1995, secured by equipment

12% note payable to an individual, payable in monthly                33,989           30,397               28,262
installments of $600, including interest due on March 1,
2002, secured by company stock

12% note payable to an individual, payable in monthly                36,686           33,466               31,268
installments of $600, including interest, due on
January 1, 2003, secured by company stock

10.5% note payable to individuals, payable in five annual            10,000            5,000                5,000
installments of $5,000, plus interest, due December 1,
1997, secured by real estate

3.0% note payable to a credit corporation, payable in                11,872            5,790                1,949
monthly installments of $490, including interest,
due January 14, 1997, secured by vehicle

8.5% note payable to a credit corporation, payable in                 6,282            1,232                    -
monthly installments of $417, due on April 15, 1996,
secured by vehicle

8.9% note payable to a credit corporation, payable in                14,141            7,111                    -
monthly installments of $622, including interest,
due on January 15, 1997, secured by vehicle


                                  (Continued)

                           TEXAS EQUIPMENT CO., INC.

                         NOTES TO FINANCIAL STATEMENTS
              (INCLUDING NOTES APPLICABLE TO THE UNAUDITED PERIOD)

                           DECEMBER 31, 1994 AND 1995


NOTE 9:  LONG-TERM DEBT (Continued)

                                                                     1994             1995                 1996
                                                                     ----             ----                 ----
                                                                                                        (Unaudited)
8.9% note payable to a credit corporation, payable in              $ 71,443         $      -             $      -
annual installments of $18,195, including interest,
due March 20, 1999, secured by equipment

9.2% note payable to a credit corporation, payable in               113,729           13,027                9,002
annual installments of $147,127, including interest,
due March 20, 1999, secured by equipment

10% note payable to a bank, payable in monthly                       51,364           23,089               11,489
installments of $1,450, including interest, due
August 1, 1999, secured by real estate

12.5% note payable to a bank, payable in monthly                     12,444                -                    -
installments of $750, including interest, due
July 8, 2019, secured by real estate

Base rate (11.25% in 1995) note payable to a bank,                  363,088          275,135              205,525
payable in monthly installments of $10,000, including
interest, due June 16, 1998, secured by real estate,
inventory, and accounts receivable

9.9% note payable to a credit corporation,                           22,715                -                    -
payable in monthly installments of $1,237, including
interest, due September 1, 1996, secured by equipment

8.4% note payable to a credit corporation, payable in                   648                -                    -
monthly installments of $653, including interest, due
March 1, 1995, secured by equipment

8.0% note payable to a credit corporation, payable in                59,179                -                    -
monthly installments of $1,270, including interest,
due September 1, 1999, secured by equipment

8.0% note payable to a credit corporation, payable in                63,358                -                    -
monthly installments of $1,359, including interest,
due September 1, 1999, secured by equipment

8.0% note payable to a credit corporation, payable in                64,977           53,010                    -
monthly installments of $1,394, including interest,
due September 1, 1999, secured by equipment


                                  (Continued)

                           TEXAS EQUIPMENT CO., INC.

                         NOTES TO FINANCIAL STATEMENTS
              (INCLUDING NOTES APPLICABLE TO THE UNAUDITED PERIOD)

                           DECEMBER 31, 1994 AND 1995

NOTE 9:  LONG-TERM DEBT (Continued)

                                                                     1994             1995                 1996
                                                                     ----             ----                 ----
                                                                                                        (Unaudited)
8.0% note payable to a credit corporation, payable in              $ 64,977         $      -             $      -
monthly installments of $1,394, including interest,
due September 1, 1999, secured by equipment

8.0% note payable to a credit corporation, payable in                63,358                -                    -
monthly installments of $1,359, including interest,
due September 1, 1999, secured by equipment

8.0% note payable to a credit corporation, payable in                68,419                -                    -
monthly installments of $1,468, including interest,
due September 1, 1999, secured by equipment

8.4% variable rate note payable to a credit corporation,              7,422            5,001                3,048
payable in monthly installments of $246, including
interest, due October 1, 1999, secured by equipment

1% over Prime (8.25% at 1995) variable interest                     450,631          425,245              405,027
rate note payable to an individual, payable in monthly
installments of $5,000, including interest, due
September 28, 2012, secured by real estate

10.4% note payable to a credit corporation, payable in               11,042            2,905                    -
monthly installments of $742, including interest,
due August 20, 1999, secured by equipment

8.4% note payable to a credit corporation payable in                 11,742            8,365                5,951
monthly installments of $353, including interest, due
March 1, 1998, secured by equipment

10% note payable to an individual, payable in annual                  6,000            4,000                4,000
installments of $2,000, including interest, due
October 19, 1998, secured by real estate

10% note payable to an individual, payable in annual                      -           10,000               10,000
payments of $11,200, including interest, due
December 15, 1996, secured by real estate

11.4% note payable to a credit corporation,                               -           60,000                    -
payable in monthly payments of $1,563, including
interest, due January 1, 2008, secured by equipment

10% note payable to a credit corporation,                                 -           94,000               90,000
payable in annual installments of $13,400, including
interest, due February 1, 2002, secured by real
estate

                                  (Continued)

                           TEXAS EQUIPMENT CO., INC.

                         NOTES TO FINANCIAL STATEMENTS
              (INCLUDING NOTES APPLICABLE TO THE UNAUDITED PERIOD)

                           DECEMBER 31, 1994 AND 1995

NOTE 9:  LONG-TERM DEBT (Continued)

                                                                     1994             1995                 1996
                                                                     ----             ----                 ----
                                                                                                        (Unaudited)
9.9% note payable to a credit corporation,                         $ 73,763         $  7,579             $  3,977
payable in monthly installments of $5,812, including
interest, due June 1, 1999, secured by equipment

9.9% note payable to a credit corporation, payable in                     -           79,890               79,890
annual installments of $21,020, including interest,
due September 20, 2002, secured by equipment

11.4% note payable to a credit corporation,                               -            7,048                    -
payable in monthly installments of 540, including
interest, due October 1, 1997, secured by equipment

11.4% note payable to a credit corporation,                               -            7,775                    -
payable in monthly installments of $393, including
interest, due October 1, 1997, secured by equipment

11.9% note payable to a credit corporation,                               -           31,494                    -
payable in monthly installments of $920, including
interest, due June 15, 1999, secured by equipment

11.9% note payable to a credit corporation,                               -           20,719                5,289
payable in monthly installments of $802, including
interest, due June 1, 1998, secured by equipment

10.15% note payable to a credit corporation, payable in                               26,385               23,116
monthly installments of $620, including interest, due
June 1, 2000, secured by equipment

11.4% note payable to a credit corporation,                               -            8,662                6,765
payable in monthly installments of $286, including
interest, due December 15, 1998, secured by equipment

11.4% note payable to a credit corporation,                               -           12,049                4,625
payable in monthly installments of $397, including
interest, due December 15, 1998, secured by equipment

9.9% note payable to a credit corporation, payable in                     -                -               31,649
annual installments of $9,663, including interest,
due April 20, 2000, secured by equipment


                                  (Continued)

                           TEXAS EQUIPMENT CO., INC.

                         NOTES TO FINANCIAL STATEMENTS
              (INCLUDING NOTES APPLICABLE TO THE UNAUDITED PERIOD)

                           DECEMBER 31, 1994 AND 1995

NOTE 9:  LONG-TERM DEBT (Continued)

                                                                    1994               1995                 1996
                                                                    ----               ----                 ----
                                                                                                         (Unaudited)
10.9% note payable to a credit corporation,                      $        -         $        -           $   35,200
payable in annual installments of $10,858, including
interest, due April 1, 2001, secured by equipment

10.4% note payable to a credit corporation,                               -                  -               23,589
payable in monthly installments of $1,736, including
interest, due April 1, 2001, secured by equipment

10% note payable to an individual, payable on demand                      -                  -               21,028

Borrowings against cash surrender value life insurance               89,386            170,104              181,240
policies                                                         ----------         ----------           ----------

                                                                  2,119,868          1,466,825            1,241,560
Less Current Maturities                                             680,979            271,447              267,130
                                                                 ----------         ----------           ----------
                                                                 $1,438,889         $1,195,378           $  974,430
                                                                 ==========         ==========           ==========

Aggregate maturities of long-term debt for the five years ending in the year 2000 are as follows:

          Years Ending
          December 31,
          ------------
              1996                                               $  271,447
              1997                                                  273,584
              1998                                                  208,605
              1999                                                  106,865
              2000                                                   74,487
          Thereafter                                                531,837
                                                                 ----------
                                                                 $1,466,825
                                                                 ==========

                           TEXAS EQUIPMENT CO., INC.

                         NOTES TO FINANCIAL STATEMENTS
              (INCLUDING NOTES APPLICABLE TO THE UNAUDITED PERIOD)

                           DECEMBER 31, 1994 AND 1995



NOTE 10:  ACCRUED EXPENSES

Accrued expenses were comprised of the following:


                                                     December 31,
                                         ----------------------------------                   September 30,
                                            1994                    1995                          1996
                                         ----------              ----------                   -------------
                                                                                               (Unaudited)
   Salaries and Commissions              $   99,761              $   48,852                   $      63,842
   Interest                                  13,545                  53,131                          41,439
   Income Taxes                              37,228                 166,082                         229,400
   State Taxes                               17,809                  24,687                          33,000
   Payroll Taxes                             75,104                   9,026                           8,136
   Property Taxes                            69,000                       -                          43,000
   Other                                     40,618                   6,448                           3,240
                                         ----------              ----------                   -------------
                                         $  353,065              $  308,226                   $     422,057
                                         ==========              ==========                   =============


NOTE 11:  INTERIM FINANCIAL DATA (UNAUDITED)

The balance sheet of September 30, 1996 and the statements of operations, cash flows and shareholders' equity for the nine month period ended September 30, 1996, are unaudited. In the opinion of management, these statements have been prepared on the same basis as the audited financial statements and includes all adjustments, consisting only of normal recurring adjustments necessary to state fairly the information set forth therein. The data disclosed in the notes to financial statements for this period is unaudited. Operating results for the nine months ended September 30, 1996 are not necessarily indicative of the results that may be expected for the year ending December 31, 1996.


NOTE 12:  MERGER

On September 17, 1996, all of the outstanding stock of TEC was acquired by Marinex Multimedia Corporation. Marinex Multimedia Corporation subsequently changed its name to Texas Equipment Corporation. The merger was accounted for as a pooling-of-interest and consolidating balance sheets and statements of operation for the merged entity are presented on Schedules I through IV.

                                   SCHEDULES

                          TEXAS EQUIPMENT CORPORATION
                                                                    SCHEDULE I

                   (FORMERLY MARINEX MULTIMEDIA CORPORATION)

                          CONSOLIDATING BALANCE SHEET

                               DECEMBER 31, 1995


                                                              ASSETS
                                                              ------

                                         TEXAS              MARINEX
                                       EQUIPMENT          MULTIMEDIA                                               CONSOLIDATING
                                       CO., INC.          CORPORATION        TOTAL         ELIMINATIONS                TOTAL
                                      ----------          -----------     ----------       ------------            -------------
CURRENT ASSETS
   Cash and Temporary Cash
      Investments                     $  250,031           $ 88,536       $  338,567                 -               $  338,567
   Accounts Receivable -
      Trade                              213,777                  -          213,777                 -                  213,777
      Employees and Other                 14,051                  -           14,051                 -                   14,051
   Inventories                         6,439,238                           6,439,238                 -                6,439,238
                                      ----------           --------       ----------        ----------               ----------

          TOTAL CURRENT
              ASSETS                   6,917,097             88,536        7,005,633                 -                7,005,633
                                      ----------           --------       ----------        ----------               ----------

LAND, BUILDINGS AND
   EQUIPMENT, at cost                  2,182,355             76,866        2,259,221                 -                2,259,221
   Less Accumulated Depreciation        (737,475)           (21,630)        (759,105)                -                 (759,105)
                                      ----------           --------       ----------        ----------               ----------
          NET LAND, BUILDINGS
              AND EQUIPMENT            1,444,880             55,236        1,500,116                 -                1,500,116
                                      ----------           --------       ----------        ----------               ----------

OTHER ASSETS
   Finance Receivables                   693,674                  -          693,674                 -                  693,674
   Cash Surrender Value of Insurance     228,550                  -          228,550                 -                  228,550
   Other Assets                           73,585              7,860           81,445                 -                   81,445
   Goodwill                              149,380                  -          149,380                 -                  149,380
   Related Party Receivables             117,542                  -          117,542                 -                  117,542
                                      ----------           --------       ----------        ----------               ----------

          TOTAL OTHER ASSETS           1,262,731              7,860        1,270,591                 -                1,270,591
                                      ----------           --------       ----------        ----------               ----------

TOTAL ASSETS                          $9,624,708           $151,632       $9,776,340        $        -               $9,776,340
                                      ==========           ========       ==========        ==========               ==========



                                  (Continued)

                         TEXAS EQUIPMENT CORPORATION                  SCHEDULE I
                                                                     (Continued)
                   (FORMERLY MARINEX MULTIMEDIA CORPORATION)

                          CONSOLIDATING BALANCE SHEET

                               DECEMBER 31, 1995

                                               LIABILITIES AND STOCKHOLDERS' EQUITY
                                               ------------------------------------

                                         TEXAS             MARINEX
                                       EQUIPMENT          MULTIMEDIA                                                CONSOLIDATING
                                       CO., INC.         CORPORATION         TOTAL         ELIMINATIONS                 TOTAL
                                      ----------         -----------      ----------       ------------             -------------
CURRENT LIABILITIES
   Notes Payable                      $  300,000          $       -       $  300,000        $       -                $  300,000
   Current Maturities of
      Long-Term Debt - Note 8            271,447            100,000          371,447                                    371,447
   Accounts Payable Trade -
      John Deere Company               3,096,801                  -        3,096,801                -                 3,096,801
      Other                              436,952              7,830          444,782                -                   444,782
   Accrued Expenses                      308,226            250,892          559,118                -                   559,118
   Deferred Tax Liability                377,300                  -          377,300
                                      ----------          ---------       ----------        ---------                ----------

              TOTAL CURRENT
                LIABILITIES            4,790,726            358,722        5,149,448                -                 5,149,448
                                      ----------          ---------       ----------        ---------                ----------

LONG-TERM DEBT, net of
   current maturities                  1,195,378                  -        1,195,378                -                 1,195,378

DEFERRED TAX LIABILITY                   152,000                  -          152,000                -                   152,000
                                               -                  -                -                -                         -
                                      ----------          ---------       ----------        ---------                ----------

              TOTAL LIABILITIES        6,138,104            358,722        6,496,826                -                 6,496,826
                                      ----------          ---------       ----------        ---------                ----------

STOCKHOLDERS' EQUITY
   (DEFICIT)
   Preferred Stock                       596,305                  -          596,305         (596,305)                        -
   Common Stock                          100,000              4,510          104,510          (83,150)                   21,360
   Paid in Capital                             -            232,016          232,016          582,978                   814,994
   Retained Earnings (Deficit)         2,886,776           (443,616)       2,443,160                -                 2,443,160
                                      ----------          ---------       ----------        ---------                ----------
                                       3,583,081           (207,090)       3,375,991          (96,477)                3,279,514

      Less Treasury Shares -
          40,000 Shares of
          Common Stock, at cost          (96,477)                 -          (96,477)          96,477                         -
                                      ----------          ---------       ----------        ---------                ----------

              TOTAL STOCK-
                HOLDERS' EQUITY
                (DEFICIT)              3,486,604           (207,090)       3,279,514                -                 3,279,514
                                      ----------          ---------       ----------        ---------                ----------

TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY               $9,624,708          $ 151,632       $9,776,340        $       -                $9,776,340
                                      ==========          =========       ==========        =========                ==========

                         TEXAS EQUIPMENT CORPORATION                 SCHEDULE II

                   (FORMERLY MARINEX MULTIMEDIA CORPORATION)

                     CONSOLIDATING STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995


                                                                      MARINEX
                                           TEXAS EQUIPMENT           MULTIMEDIA            CONSOLIDATING
                                              CO., INC.             CORPORATION                TOTAL
                                           ---------------          -----------            -------------
REVENUES                                    $ 25,031,608             $  353,264            $ 25,384,872

COST OF REVENUES                              21,648,257                      -              21,648,257
                                            ------------             ----------            ------------

          GROSS PROFIT                         3,383,351                353,264               3,736,615

SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES                     2,935,899                839,731               3,775,630

OTHER INCOME (EXPENSE)
   Interest Income                               181,008                      -                 181,008
   Interest Expense                             (243,122)                     -                (243,122)
   Other Income                                   31,355                      -                  31,355
                                            ------------             ----------            ------------

INCOME (LOSS) BEFORE INCOME
   TAXES                                         416,693               (486,467)                (69,774)

INCOME TAXES                                     163,294                      -                 163,294
                                            ------------             ----------            ------------

NET INCOME (LOSS)                           $    253,399             $ (486,467)           $   (233,068)
                                            ============             ==========            ============

                          TEXAS EQUIPMENT CORPORATION               SCHEDULE III

                   (FORMERLY MARINEX MULTIMEDIA CORPORATION)

                          CONSOLIDATING BALANCE SHEET

                               SEPTEMBER 30, 1996
                                  (UNAUDITED)


                                                              ASSETS
                                                              ------

                                         TEXAS           MARINEX
                                        EQUIPMENT      MULTIMEDIA                                    CONSOLIDATING
                                        CO., INC.      CORPORATION         TOTAL      ELIMINATIONS       TOTAL
                                       ----------      -----------      -----------   ------------   -------------
CURRENT ASSETS
   Cash and Temporary Cash
      Investments                      $ 1,221,060     $   882,545      $ 2,103,605     $       -     $ 2,103,605
   Accounts Receivable -
      Trade                                738,359         102,711          841,070             -         841,070
      Employees and Other                   20,889               -           20,889             -          20,889
   Inventories                           7,272,077               -        7,272,077             -       7,272,077
                                       -----------     -----------      -----------     ---------     -----------

          TOTAL CURRENT
              ASSETS                     9,252,385         985,256       10,237,641             -      10,237,641
                                       -----------     -----------      -----------     ---------     -----------

LAND, BUILDINGS AND
   EQUIPMENT, at cost                    2,125,413         102,962        2,228,375             -       2,228,375
   Less Accumulated Depreciation          (804,985)        (32,260)        (837,245)            -        (837,245)
                                       -----------     -----------      -----------     ---------     -----------
          NET LAND, BUILDINGS
              AND EQUIPMENT              1,320,428          70,702        1,391,130             -       1,391,130
                                       -----------     -----------      -----------     ---------     -----------

OTHER ASSETS
   Investment                                    -         927,613          927,613      (927,613)              -
   Finance Receivables                     839,694               -          839,694             -         839,694
   Cash Surrender Value of Insurance       240,939               -          240,939             -         240,939
   Other Assets                            109,305           7,860          117,165             -         117,165
   Goodwill                                139,845               -          139,845             -         139,845
   Related Party Receivables               132,018               -          132,018             -         132,018
                                       -----------     -----------      -----------     ---------     -----------

          TOTAL OTHER ASSETS             1,461,801         935,473        2,397,274      (927,613)      1,469,661
                                       -----------     -----------      -----------     ---------     -----------

TOTAL ASSETS                           $12,034,614     $ 1,991,431      $14,026,045     $(927,613)    $13,098,432
                                       ===========     ===========      ===========     =========     ===========


                                  (Continued)

                          TEXAS EQUIPMENT CORPORATION               SCHEDULE III
                                                                     (Continued)
                   (FORMERLY MARINEX MULTIMEDIA CORPORATION)

                          CONSOLIDATING BALANCE SHEET

                               SEPTEMBER 30, 1996
                                  (UNAUDITED)


                                               LIABILITIES AND STOCKHOLDERS' EQUITY
                                               ------------------------------------

                                         TEXAS           MARINEX
                                       EQUIPMENT       MULTIMEDIA                                    CONSOLIDATING
                                       CO., INC.       CORPORATION         TOTAL      ELIMINATIONS       TOTAL
                                      -----------     ------------     -----------    ------------   -------------
CURRENT LIABILITIES
   Notes Payable                      $   300,000     $         -      $   300,000     $         -   $   300,000
   Current Maturities of
      Long-Term Debt                      267,130               -          267,130               -       267,130
   Accounts Payable Trade -
      John Deere Company                3,769,240               -        3,769,240               -     3,769,240
      Other                               854,419          28,842          883,261               -       883,261
   Accrued Expenses                       422,057           1,009          423,066               -       423,066
   Customer Deposit                        72,035               -           72,035               -        72,035
   Deferred Tax Liability                 377,300               -          377,300               -       377,300
                                      -----------     -----------      -----------     -----------   -----------

              TOTAL CURRENT
                LIABILITIES             6,062,181          29,851        6,092,032               -     6,092,032
                                      -----------     -----------      -----------     -----------   -----------

LONG-TERM DEBT, net of
   current maturities                     974,430               -          974,430               -       974,430

DEFERRED TAX LIABILITY                    152,000               -          152,000               -       152,000
                                      -----------     -----------      -----------     -----------   -----------

              TOTAL LIABILITIES         7,188,611          29,851        7,218,462               -     7,218,462
                                      -----------     -----------      -----------     -----------   -----------

STOCKHOLDERS' EQUITY
   (DEFICIT)
   Preferred Stock                        596,305               -          596,305        (596,305)            -
   Common Stock                           100,000           7,842          107,842         (83,150)       24,692
   Paid in Capital                        927,613       3,189,434        4,117,047        (344,635)    3,772,412
   Retained Earnings (Deficit)          3,318,562      (1,235,696)       2,082,866               -     2,082,866
                                      -----------     -----------      -----------     -----------   -----------
                                        4,942,480       1,961,580        6,904,060      (1,024,090)    5,879,970


      Less Treasury Shares -
          40,000 Shares of
          Common Stock, at cost           (96,477)              -          (96,477)         96,477             -
                                      -----------     -----------      -----------     -----------   -----------

              TOTAL STOCK-
                HOLDERS' EQUITY
                (DEFICIT)               4,846,003       1,961,580        6,807,583        (927,613)    5,879,970
                                      -----------     -----------      -----------     -----------   -----------

TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY               $12,034,614     $ 1,991,431      $14,026,045     $  (927,613)  $13,098,432
                                      ===========     ===========      ===========     ===========   ===========

                         TEXAS EQUIPMENT CORPORATION                 SCHEDULE IV

                   (FORMERLY MARINEX MULTIMEDIA CORPORATION)

                     CONSOLIDATING STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)


                                                                 MARINEX
                                       TEXAS EQUIPMENT          MULTIMEDIA            CONSOLIDATING
                                          CO., INC.             CORPORATION               TOTAL
                                       ---------------          -----------           -------------
REVENUES                                $ 19,507,714            $  107,637            $ 19,615,351

COST OF REVENUES                          16,949,797               293,678              17,243,475
                                        ------------            ----------            ------------

          GROSS PROFIT (LOSS)              2,557,917              (186,041)              2,371,876

SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES                 1,945,782               683,032               2,628,814

OTHER INCOME (EXPENSE)
   Interest Income                           110,974                27,005                 137,979
   Interest Expense                          (75,792)               (5,250)                (81,042)
   Licensing Fee Settlement                        -                55,238                  55,238
   Other Income                               15,566                     -                  15,566
                                        ------------            ----------            ------------

INCOME (LOSS) BEFORE INCOME
   TAXES                                     662,883              (792,080)               (129,197)

INCOME TAXES                                 231,097                     -                 231,097
                                        ------------            ----------            ------------

NET INCOME (LOSS)                       $    431,786            $ (792,080)           $   (360,294)
                                        ============            ==========            ============